UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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TSCAN THERAPEUTICS, INC.

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TSCAN THERAPEUTICS

TSCAN THERAPEUTICS, INC.
830 WINTER STREET
WALTHAM, MA 02451

Your **Vote** Counts!

TSCAN THERAPEUTICS, INC.

2022 Annual Meeting

Vote by May 31, 2022

11:59 PM ET



You invested in TSCAN THERAPEUTICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 01, 2022.**

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 01, 2022
8:00 AM EDT

Meeting to be held via internet
www.virtualshareholdermeeting.com/TCRX2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items Recommends
1. Election of Class I Directors
Nominees: 0 For
01 Timothy Barberich 02 Stephen Biggar
2 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the
For fiscal year ending December 31, 2022
NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.
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